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                                                                    EXHIBIT 99.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Stewart Enterprises Employees' Retirement Trust (A Profit Sharing Plan) (the "Plan") on Form 11-K, the undersigned Chief Executive Officer and Chief Financial Officer of Stewart Enterprises, Inc., the administrator of the Plan, certify, pursuant to Section 906 of the Sarbanes-Oxley Act, that:

o the Annual Report of the Plan on Form 11-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

o the information contained in the Annual Report of the Plan on Form 11-K fairly presents, in all material respects, the financial condition and results of operations of the Plan.

This certification is being furnished solely to comply with the requirements of
Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as a part of the Form 11-K.

A signed original of this written statement required by Section 906 has been provided to Stewart Enterprises, Inc., the Plan administrator, and will be retained by Stewart Enterprises, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  June 27, 2003

                                           /s/ WILLIAM E. ROWE
                                --------------------------------------------
                                             William E. Rowe
                                  President and Chief Executive Officer
                                 of Stewart Enterprises, Inc., the Plan
                                              administrator


                                          /s/ KENNETH C. BUDDE
                                --------------------------------------------
                                            Kenneth C. Budde
                                      Executive Vice President and
                                   Chief Financial Officer of Stewart
                                Enterprises, Inc., the Plan administrator